UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report                      May 18, 2004
            Date of earliest event reported     May 17, 2004


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)

              Oklahoma                   0-12396               73-0970298
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


Enterprise Plaza
5600 N. May Avenue
Suite 320
Oklahoma City, Oklahoma                                         73112
(Address of principal executive offices)                      (Zip Code)

                                       N/A
        (Former name or former address, if changed since last report)

                                THE BEARD COMPANY

                                    FORM 8-K


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

The following exhibits are filed with this Form 8-K and are identified by the numbers indicated:

Exhibit No.      Description
-----------      -----------

99.1 Statements of Projected Operations for 2004 through 2006 and accompanying Notes to Statements of Projected Operations

99.2 Press Release dated May 17, 2004

Item 9.  Regulation FD Disclosure

     The Company has arranged for an investment banking firm to sell $1,200,000 of 10% participating notes and 240,000 warrants to accredited investors in a private placement on a best efforts basis; some of the notes and warrants will also be sold by the Company. The investment banking firm will receive a 6% commission on the notes which they sell.

     The purpose of the offering is to provide working capital to fund the Company's operations until the coal projects described below have been commenced and are producing positive cash flow.

     In connection with the private placement, the Company has disclosed material non-public information to the Private Placement Agent and will be disclosing such information to other parties who receive the Confidential Private Placement Memorandum (the "PPM"). All persons receiving such information will be required to sign a confidentiality agreement in connection therewith.

     The securities offered have not been and will not be registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold absent registration or an applicable exemption from the registration requirements.

     Included in the PPM is a listing of seven pending active coal reclamation projects that Beard Technologies, Inc. ("BTI") is currently working on and a chart setting forth the anticipated life of each project (ranging from 2 to 13 years), together with the slurry reserves, anticipated clean coal production, anticipated gross and net revenues and residual salvage value of equipment for such projects. Collectively the projects are estimated to have slurry reserves of 26,775,000 tons, recoverable clean coal of 13,799,000 tons, future gross revenues of $228,001,000, future net revenues of $112,519,000, and recoverable salvage values of $3,000,000.

     Also included in the PPM were the Statements of Projected Operations and the accompanying Notes to the Statements of Projected Operations attached as
Exhibit 99.1 under Item 7 hereof. The Statements of Projected Operations, which are set forth in Exhibit 99.1, were made based upon the assumptions set forth in the Notes to the Statements of Projected Operations, which assume that certain of the projects actually materialize and that the required financing therefor is obtained. However, as pointed out in the Notes to the Statements of Projected Operations, there is no assurance that the required financing will be obtained or that any of the projects will materialize.

                   EFFECT OF RECENT DEVELOPMENTS ON LIQUIDITY

     On March 26, 2004, the Company received the second installment of the McElmo Dome Settlement, totaling $2,826,000, and paid down $2,635,000 of its indebtedness which totaled $5,581,000 at year-end 2003. The Company believes that proceeds from the Note and Warrant offering, if fully subscribed, will be adequate to "bridge the gap" until the anticipated coal projects have come on stream and are producing positive cash flow. If only the minimum amount of $500,000 is raised in the offering, then the Company is prepared to restructure some of its operations in order to continue as a going concern.

           PRESS RELEASE ANNOUNCING RESULTS FROM FIRST QUARTER OF 2004

     On May 17, 2004, the Company issued a press release announcing its first quarter results and the commencement of the note and warrant offering. A copy of the press release is attached hereto as Exhibit 99.2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE BEARD COMPANY

                                               /s/ Herb Mee, Jr.
                                               -------------------------------
                                               Herb Mee, Jr., President
May 18, 2004

                                  EXHIBIT INDEX

Exhibit
  No.     Description                          Method of Filing
  ---     -----------                          ----------------

99.1 Statements of Projected Operations for    Filed herewith electronically
     2004 through 2006 and accompanying
     Notes to Statements of Projected
     Operations

99.2 Press Release dated May 17, 2004          Filed herewith electronically